Exhibit 99.4
Infociencia S.L. and Infociencia Clinical Research S.L.
Combined Balance Sheets
In Euros

	December 31,
	2007	2006
Assets
Current assets:
Cash and cash equivalents	€352,501	€747,904
Restricted cash	4,586,862	3,671,624
Available for sale securities	256,772	364,569
Accounts receivable	3,100,389	2,553,254
Grant receivable	1,559,135	371,243
Income tax receivable	32,866	101,113
Due from stockholders	300,000	—
Prepaid expenses and other current assets	18,074	54,670

Total current assets	€10,206,599	€7,864,377

Intangible assets	11,839	10,142
Equipment, net	184,442	150,029
Other current assets	20,204	16,088

Total assets	€10,423,084	€8,040,636

Liabilities and stockholders equity
Current liabilities:
Accounts payable	€2,242,577	€2,029,151
Customer deposits	4,025,516	3,111,558
Accrued expenses	769,827	517,562
Deferred revenue	138,873	142,472
Other current liabilities	58,110	45,881

Total current liabilities	€7,234,903	€5,846,624

Grant debt	809,009	558,067

Total liabilities	€8,043,912	€6,404,691

Stockholders’ equity:
Common stock, €1 par value; 416,278 shares authorized, issued and outstanding	416,278	416,278
Additional paid in capital	106,605	106,605
Accumulated other comprehensive income	—	9,470
Retained earnings	1,856,289	1,103,592

Total stockholders’ equity	€2,379,172	€1,635,945

Total liabilities and stockholders’ equity	€10,423,084	€8,040,636

The accompanying notes are an integral part of the combined financial statements.

Infociencia S.L. and Infociencia Clinical Research S.L.
Combined Statements of Income
In Euros

	12 months ended
	12/31/07	12/31/06

Service revenue	€6,176,375	€7,518,535
Reimbursement revenue	6,817,885	10,030,714
Research and development grant revenue	654,666	969,767

Total revenue	13,648,926	18,519,016

Direct costs	3,054,183	5,582,031
Reimbursable out-of-pocket costs	6,817,885	10,030,714
Selling, general, and administrative expenses	2,522,329	2,084,120
Depreciation and amortization	70,587	17,975

Income from operations	1,263,942	804,176

Interest expense	1,412	413
Loss on disposal of assets	462	706
Realized loss on available for sale securities	107,797	—
Other Income	156,262	70,163

Income before provision for income taxes	1,230,533	873,220
Provision for income taxes	288,597	179,004

Net income	€941,936	€694,216

The accompanying notes are an integral part of the combined financial statements.

Infociencia S.L. and Infociencia Clinical Research S.L.
Combined Statements of Stockholders Equity
In Euros

				Accumulated
			Additional	Other		Total
	Comprehensive	Common	Paid In	Comprehensive	Retained	Stockholders’
	Income	Stock	Capital	Income	Earnings	Equity

Balance at January 1, 2006		€416,278	€106,605	—	€417,506	€940,389

Dividends		—	—	—	(8,130)	(8,130)
Comprehensive income:
Net income	694,216	—	—	—	694,216	694,216
Other comprehensive income -
unrealized gain on available for sale securities, net tax	9,470	—	—	9,470	—	9,470
Comprehensive income	703,686

Balance at December 31, 2006	—	€416,278	€106,605	€9,470	€1,103,592	€1,635,945

Dividends	—	—	—	—	(189,239)	(189,239)

Comprehensive income:
Net income	941,936	—	—	—	941,936	941,936
Other comprehensive income -
realization adjustment for gain on available for sale securities included in net income	(9,470)	—	—	(9,470)	—	(9,470)
Comprehensive income	932,466	—	—	—	—	—

Balance at December 31, 2007		€416,278	€106,605	—	€1,856,289	€2,379,172

The accompanying notes are an integral part of the combined financial statements.

Infociencia S.L. and Infociencia Clinical Research S.L.
Statements of Cash Flows
In Euros

	12 months ended
	12/31/2007	12/31/2006

Net income	€941,936	€694,216
Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation and amortization	70,587	17,975

Realized loss on Available for sale securities	107,797	—

Changes in operating assets and liabilities:
Accounts receivable	(547,135)	(1,188,558)
Income tax receivable	68,247	1,387,815

Grants receivable	(1,187,892)	(371,243)
Prepaid expenses and other current assets	36,596	1,400,025
Other assets	(4,116)	206,183
Accounts payable	213,426	(2,730,864)
Customer deposits	913,958	3,111,558
Accrued expenses	242,795	517,562
Deferred revenue	(3,599)	142,472
Other current liabilities	12,229	(988,924)
Other liabilities	250,942	36,807

Net cash provided by operating activities	€1,115,771	€1,199,900
Investing activities
Restricted cash	(915,238)	(3,270,753)
Intangible assets	(1,697)	(664)
Due from stockholders	(300,000)	—
Purchase of equipment	(105,000)	(25,451)

Net cash used in investing activities	€(1,321,935)	€(3,296,868)
Financing activities
Dividends	(189,239)	(8,130)

Net cash used in financing activities	(189,239)	(8,130)

Net change in cash	€(395,403)	€(2,105,098)

Cash and cash equivalents, beginning of period	747,904	2,853,002

Cash and cash equivalents, end of period	€352,501	€747,904

Supplemental disclosures of cash flow information
Cash paid during the period for:
Income taxes	€163,930	€59,963

The accompanying notes are an integral part of the combined financial statements.

Infociencia S.L. and Infociencia Clinical Research S.L.
Notes to Combined Financial Statements
December 31, 2007 and 2006
In Euros
1. Nature of Business
Infociencia S.L. and Infociencia Clinical Research S.L. (referred to collectively as the “Company” or “Infociencia”) are Clinical Resource Organization’s (CRO’s), providing high-quality, efficient and flexible clinical development solutions to the pharmaceutical industry. The Company is able to leverage its high degree of clinical expertise, industry knowledge and specialization to reduce the expense and time frame of clinical development. The Company’s revenues are generated principally from customers located in Spain, while it does support clients and perform services in several European countries.
2. Significant Accounting Policies
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Cash and Cash Equivalents
Cash and cash equivalents include highly liquid investments with an original maturity of three months or less from date of purchase.
Restricted Cash
The Company receives cash in advance from certain customers specifically for the payment of investigator fees relating to specific projects. Such amounts are recorded in restricted cash and short term customer deposits in the accompanying consolidated balance sheets.
Concentration of Credit Risk
Financial instruments, which potentially subject the Company to credit risk, consist principally of cash and accounts receivable. The Company performs periodic evaluations of the financial institutions in which its cash is invested. The majority of the Company’s revenues and accounts receivable are derived from pharmaceutical companies located in Spain. The Company’s two largest customers accounted for approximately 17% and 14% of service revenues during the year ended December 31, 2007, the Company’s three largest customers accounted for approximately 16%, 15% and 14% of service revenues during the year ended December 31, 2006.
The two largest customers represented approximately 7% and 0% of the accounts receivable balance at December 31, 2007 while three other customers represented approximately 47%, 16% and 15% of the accounts receivable balance at December 31, 2007. The three largest customers represented approximately 5%, 2% and 0% of the accounts receivable balance at December 31, 2006, while two other customers represented approximately 37% and 36% of the accounts receivable balance at December 31, 2006. No other customers represented more than 10% of net service revenues or accounts receivable during those periods or at those times. The Company provides an allowance for doubtful accounts based on experience and specifically identified risks. Accounts receivable are carried at amounts due from customers and charged off against the allowance for doubtful accounts when management determines that recovery is unlikely and the Company ceases collection efforts. During the periods contained within, the company had not identified any specific risks, and therefore no allowance for doubtful accounts has been recorded.
Grant Receivable
Grant receivables mainly include receivables from government bodies related to Research & Development grants. When the grants are approved, the Company records a receivable for the total amount of the grant. Income is recognized upon receipt of official communication from the public entity granting the subsidy. The projects are typically completed in the year the grants are received. When a project overlaps a year-end, a reasonable average for the split of work load is determined.

Principles of Combination
The combined financial statements include the accounts of Infociencia S.L and Infociencia Clinical Research S.L., which are under common ownership. All significant intercompany balances and transactions have been eliminated in combination.
Marketable Securities
The Company determines the appropriate classification of its investments in debt securities at the time of purchase and reevaluates such determination at each-balance sheet date Marketable debt securities are classified as available for sale, and are carried at fair market value, with the unrealized gains and losses, net of tax, included in the determination of comprehensive income and reported in stockholders equity.
Equipment
Equipment is recorded at cost. Expenditures for repairs and maintenance which do not extend the useful life of the related assets are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets ranging from 1 to 10 years.
Revenue and Cost Recognition
The majority of the Company’s service revenues are derived from fee-for-service contracts, some of which are fixed-price contracts. Revenues and the related costs of fee-for-service contracts are recognized in the period in which services are performed. Fixed-price contract revenue is recognized as services are performed. We measure progress for fixed price contracts using the concept of proportional performance based upon a unit-based output method. Under the unit-based output method, output units are pre-defined in the contract and revenue is recognized based upon completion of such output units. Revenue related to contract modifications is recognized when realization is assured and the amounts are reasonably determinable. Adjustments to contract estimates are made in the periods in which the facts that require the revisions become known. When the revised estimate indicates a loss, such loss is provided for in the financial statements during that period. No such losses were recognized in 2007 or 2006. Deferred revenue represents amounts billed to customers in excess of revenue recognized. Accounts receivable from customers, which represent deposits to be applied to customer invoices in future years or returned to the customer upon expiration of the contract are recorded in long term customer deposits.
In connection with the management of clinical trials, the Company pays, on behalf of its clients, fees to investigators and test subjects as well as other out-of-pocket costs for items such as travel, printing, meetings and couriers. The Company’s clients reimburse the Company for these costs. As required by EITF 01-14, amounts paid by the Company as a principal for out-of-pocket costs are included in direct costs as reimbursable out-of-pocket expenses and the reimbursements the Company receives as a principal are reported as reimbursed out-of-pocket revenue. In the statements of operations, the Company combines amounts paid by the Company as an agent for out-of-pocket costs with the corresponding reimbursements, or revenue, the Company receives as an agent. During the years ended December 31, 2007 and 2006 fees paid to investigators and other fees the Company paid as an agent and the associated reimbursements were approximately €6,818,000 and €10,031,000, respectively.
Reporting Currency
The reporting currency of the Company is the Euro.
Income Taxes
The Company accounts for income taxes using an asset and liability approach which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts reportable for income tax purposes. The Company recognizes deferred tax assets on deductible temporary differences and deferred tax liabilities on taxable temporary differences.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases.  As those differences reverse, they will enter into the determination of future taxable income included in the consolidated tax returns.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.
In July 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with Statement No. 109, Accounting for Income Taxes.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  FIN 48 also provides guidance on derecognition of tax benefits, classification on the balance sheet, interest and penalties, accounting in interim periods, disclosure, and transition.
In December 2008, the FASB provided for a deferral of the effective date of FIN 48 for certain nonpublic enterprises to annual financial statements for fiscal years beginning after December 15, 2008.  The Company has elected this deferral and accordingly will be required to adopt FIN 48 in its 2009 annual financial statements.  Prior to adoption of FIN 48, the Company will continue to evaluate its uncertain tax positions and related income tax contingencies under Statement No. 5, Accounting for Contingencies.  SFAS No. 5 requires the Company to accrue for losses it believes are probable and can be reasonably estimated.  The Company does not expect the adoption of FIN 48 to have a material impact on its financial condition or results of operations.
Recently Issued Accounting Pronouncements
In September 2006 the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements (SFAS No. 157)”.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurement.  SFAS No. 157 also emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority being quoted prices in active markets.  Under SFAS No. 157, fair value measurements are disclosed by level within that hierarchy.  In February 2008, the FASB issued FASB Staff Position No. 157-2, “Effective Date of FASB Statement No. 157”, which permits a one-year deferral for the implementation of SFAS No. 157 with regard to nonfinancial assets and liabilities that are not recognized or disclosed at fair value in the financial statements on a recurring basis.  The Company adopted SFAS No. 157 for the fiscal year beginning January 1, 2008, except for nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis for which delayed application is permitted until our fiscal year beginning January 1, 2009.  The Company is currently assessing the potential effect of the adoption of the remaining provisions of SFAS No. 157 on its financial position, results of operations and cash flows
In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115”, or SFAS No. 159. This standard permits, but does not require, all entities to choose to measure eligible items at fair value at specified election dates. For items for which the fair value option has been elected, an entity would report unrealized gains and losses in earnings at each subsequent reporting date. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. The Company is not electing to adopt the provisions permitting the measurement of eligible financial assets and liabilities at January 1, 2008 using the fair value option.
In June 2007, the FASB reached a consensus on EITF Issue No. 07-03, “Accounting for Nonrefundable Advance Payments for Goods or Services to Be Used in Future Research and Development Activities”. EITF 07-03 requires companies to defer and capitalize, until the goods have been delivered or the related services have been rendered, non-refundable advance payments for goods that will be used or services that will be performed in future research and development activities. EITF 07-03 is effective for fiscal years beginning after December 15, 2007. The Company does not expect EITF 07-03 will have a material impact on its financial condition or results of operations.
In December 2007, the FASB reached a consensus on EITF Issue No. 07-01, “Accounting for Collaborative Arrangements”. EITF 07-01 defines collaborative arrangements and establishes reporting requirements for transactions between participants in a collaborative arrangement and between participants in the arrangement and third parties. EITF 07-01 also establishes the appropriate income statement presentation and classification for joint operating activities and payments between participants, as well as the required disclosures related to these arrangements. EITF 07-01 is effective for fiscal years beginning after December 15, 2008. The Company does not expect EITF 07-01 will have a material impact on its financial condition or results of operations.
In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations”, or SFAS 141(R). FAS 141(R) expands the definition of a business and a business combination, requires that: the purchase price of an acquisition, including the issuance of equity securities to be determined on the acquisition date, be recorded at fair value at the acquisition date; all assets, liabilities, contingent consideration, contingencies and in-process research and development costs of an acquired business be recorded at fair value at the acquisition date; acquisition costs generally be expensed as incurred; restructuring costs generally be expensed in periods subsequent to the acquisition date; and changes be made in accounting for deferred tax asset valuation allowances and acquired income tax uncertainties after the measurement period to impact income tax expense. SFAS 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company does not expect SFAS 141(R) will have a material impact on its financial condition or results of operations.
In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51”, or SFAS 160”. SFAS 160 amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. An ownership interest in subsidiaries held by parties other than the parent should be presented in the consolidated statement of financial position within equity, but separate from the parent’s equity. SFAS 160 requires that changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary should be accounted for similarly to equity transactions. When a subsidiary is deconsolidated, any retained noncontrolling equity investment should be initially measured at fair value, with any gain or loss recognized in earnings. SFAS 160 requires consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest. It also requires disclosure, on the face of the consolidated income statement, of the amounts of consolidated net income attributable to the parent and to the noncontrolling interests. SFAS 160 is effective for fiscal years, including interim periods within those fiscal years, beginning on or after December 15, 2008. The Company does not expect SFAS 160 will have a material impact on its financial condition or results of operations.
3. Equipment
Equipment consists of the following (in Euros):

		December 31,	December 31,
	Useful life	2007	2006

Furniture and fixtures	1 to 10 years	€314,697	€260,883

		314,697	260,883
Less accumulated depreciation		(130,255)	(110,854)

		€184,442	€150,029

4. Marketable Securities
Available-for-sale securities consist primarily of debt securities that are due within three to ten years. Net unrealized holding gain on available-for-sale securities in the amount of €9,470, net of tax of €5,099 for the year ended December 31, 2006, has been included in accumulated other comprehensive income. During 2007, the Company recognized € 107,797 of other-than-temporary impairment losses on available-for-sale securities. The impairment charges for the Marketable securities were recognized in light of significant subsequent loss on sale of securities in 2008. This created a new adjusted cost basis of €256,772.
The following is a summary of investments in available-for-sale debt securities (in Euros):

	Year ended December 31,
	2007	2006

Amortized Cost	€256,772	€350,000
Gross unrealized gains	—	14,569
Fair value	€256,772	€364,569

5. Grant Debt
The Company has numerous outstanding grant loans from government institutions. These loans bear zero interest and have a two year grace period for payments. The Company is not required to pay back the government as long as they submit qualifying expenses.
The aggregate amounts of remaining payments required on all long-term grant debt at December 31, 2007, are as follows (in Euros):

2009	€94,299
2010	94,299
2011	137,344
2012	137,344
2013	137,344
Thereafter	208,379

€809,009

6. Stockholders Equity
Components of stockholders equity at December 31, 2007 and 2006, are presented below.

	Year ended December 31,
	2007	2006

Common stock, Infociencia SL:
€1 par value; authorized 398,278 shares;
issued and outstanding 398,278 shares	€398,278	€298,278

Common stock, Infociencia Clinical Research S.L.:
€1 par value; authorized 18,000 shares;
issued and outstanding 398,278 shares	€18,000	€18,000

	€416,278	€416,278

Additional paid-in capital, Infociencia SL	€106,605	€106,605

Accumulated other comprehensive income, Infociencia SL	€—	€9,470

Retained Earnings:	€1,856,289	€1,103,592

7. Income Taxes
Net Income before income taxes consists of the following components (in Euros):

	Year ended December 31,
	2007	2006

Income before income taxes	€1,230,533	€873,220

The provision for income taxes is as follows (in Euros):

	Year ended December 31,
	2007	2006

Current:	€288,597	€179,004

The income tax provision differs from the amount of income tax determined by applying statutory federal income tax rate to pretax income from continuing operations for the years ended December 31, 2007 and 2006, due to the following (in Euros):

	2007	2006
Computed tax	€430,687	€305,627

Decrease in income taxes from tax credits	(142,090)	(126,623)

	€288,597	€179,004

8. Commitments
The Company uses certain equipment under various operating leases.
Future minimum lease payments subsequent to December 31, 2007 under non-cancelable operating leases are as follows (in Euros):

Operating
Leases
2008	€7,944
2009	9,468
2010	9,468
2011	6,258
2012	3,045
Thereafter	1,524

Total minimum lease payments	€37,707

Rent expense under the non-cancelable operating leases for the years ended December 31, 2007 and 2006, was €9,292 and €9,582, respectively.
In addition to the operating leases listed above, the Company leases office space in two locations. The office space is leased on a month to month agreement, and can be cancelled without penalty at any time. Rent expense under such arrangements was approximately € 99,715 and € 86,909 during the year ended December 31, 2007 and 2006, respectively.
The Company is involved in various claims incidental to the conduct of its business. Management does not believe that any such claims to which the Company is a party, both individually and in the aggregate, will have a material adverse effect on the Company’s financial position or results of operations.
9. Related Party Transactions (in Euros)
During November 2007, the Company extended three interest bearing loans to the major stockholders of Infociencia. There was a €100,000 loan made to each major shareholder at 5% interest rate. The Company had earned interest income of €2,500 in 2007. The loans are due in full in March 2008.
10. Subsequent Events (in Euros)
During 2008, the Company sold 100% of its available-for-sale securities. The original costs of the securities were €350,000, the adjusted cost at December 31, 2007 was €256,772 and were sold for €214,200. The sale of the securities resulted in a realized loss of €42,475 that will be recognized in 2008.
In 2008, the €300,000 in stockholders loans were repaid to the Company along with accrued interest.
On December 22, 2008 the stockholders of Infociencia S.L. and Infociencia Clinical Research S.L. sold 100% of their interest in the companies to an unrelated party.